UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                          Date of Report: April 7, 2006
                        --------------------------------
                        (Date of earliest event reported)

                              OSK CAPITAL II CORP.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                  000-28793              84-1491673
            ------                  ---------              ----------
           State of                Commission             IRS Employer
        incorporation              File Number        Identification Number

                                1080 Beaver Hall
                                   Suite 1555
                              Montreal, Qc, CANADA
                                     H2Z 1S8
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-313-6010
                              --------------------
                           (Issuer's telephone number)

          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On April 7, 2006, the Company re-filed its quarterly report on Form 10-QSB for the period ended June 30, 2006. The Board of Directors realized on March 29, 2006 that it erred in its disclosure and the following elements were updated:

      o The statements of operations and cash flows in the filing has properly indicated the inception date of August 27, 2004 (the inception date of Teliphone Inc.) versus the inception date of March 2, 1999, the inception date of OSK Capital II Corp. Due to the reverse-merger nature of the acquisition, Teliphone Inc.'s inception date is used.

      o We have added an additional note (Note 4) MERGER AND RECAPITALIZATION - The merger with Teliphone Inc., a Canadian corporation, was consummated on June 8, 2005. The merger was accounted for as a recapitalization of Teliphone inc., the results of operations for periods prior to the merger are those of Teliphone Inc., Teliphone Inc.'s accumulated deficit was brought forward, and Teliphone Inc.'s historical stockholder's equity prior to the merger was retroactively restated for the equivalent number of shares received in the merger.

The Board of Directors discussed this matter with the Company's auditors and authorized the filing of its quarterly report on Form 10-QSB for the period ended June 30, 2006 for the following reason:

The merger with Teliphone Inc., a Canadian corporation was consummated on June 8, 2005. The merger was accounted for as a recapitalization of Teliphone Inc., the results of operations for periods prior to the merger are those of Teliphone Inc., Teliphone Inc.'s accumulated deficit was brought forward, and Teliphone Inc.'s historical stockholder's equity prior to the merger was retroactively restated for the equivalent number of shares received in the merger.

In addition, The Board of Directors, in consultation and discussion with the Company's auditors, re-filed the Company's annual report on Form 10-KSB for the period ended September 30, 2005 and quarterly report on Form 10-QSB for the period ended December 31, 2005 to reflect adjustments in the financial statements and, in the case of the Company's annual report on Form 10-KSB for the period ended September 30, 2005, to include the audit report of the predecessor auditor.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

None.


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      OSK CAPITAL II CORP.



DATE: April 26, 2006

                            /s/ George Metrakos
                            --------------------
                            George Metrakos
                            CEO and Chairman
                            OSK CAPITAL II CORP.